Note 14 - Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2015
Notes to Financial Statements
Earnings Per Share [Text Block]
(14)	Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Years ended October 31,
	2015	2014	2013
Net income (loss) attributable to OCC (numerator)	$(4,255,665)	$684,227	$(42,837)
Shares (denominator)	6,201,478	6,764,263	5,784,545
Basic and diluted net income (loss) per share	$(0.69)	$0.10	$(0.01)

Unvested shares as of October 31, 2015 and October 31, 2013 totaling 750,120 and 594,518, respectively, were not included in the computation of basic and diluted net loss per share for the years ended October 31, 2015 and October 31, 2013 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).